UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
April 23, 2019
Date of Report (Date of earliest event reported)

NorthStar Realty Europe Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-37597	32-0468861
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
590 Madison Avenue, 34th Floor
New York, New York 10022
(Address of principal executive offices)
(212) 547-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed on November 8, 2018, with the Securities and Exchange Commission (“SEC”) by NorthStar Realty Europe Corp. (the “Company”), on November 7, 2018, the Company and CNI NRE Advisors LLC (the “Asset Manager”), an affiliate of Colony Capital, Inc. (the “Asset Manager Parent”), entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Management Agreement, dated as of November 9, 2017 (the “Asset Management Agreement”) between the Company and the Asset Manager. The Amendment provides for the termination of the Asset Management Agreement upon the earlier of the closing of an NRE Change of Control (as defined in the Asset Management Agreement) or the completion of an internalization of the management of the Company (an “Internalization”) that takes place within certain time frames.

Pursuant to the Amendment, the Asset Manager and the Company agreed to (i) negotiate in good faith to execute a definitive transition services agreement, pursuant to which the Asset Manager and its affiliates would provide, or cause to be provided, to the Company certain services on a transitional basis for up to nine (9) months following the termination of the Asset Management Agreement and (ii) formulate a management transition and retention program to induce certain employees of the Asset Manager and its affiliates to continue providing certain services to the Company through the termination of the Asset Management Agreement.

Transition Agreement:

As contemplated by the Amendment, on April 23, 2019, the Company entered into a Transition Agreement with the Asset Manager and the Asset Manager Parent (the “Transition Agreement”). Pursuant to the terms of the Transition Agreement, at the request of the Company, the Asset Manager and Asset Manager Parent are obligated to provide certain services to the Company which the Asset Manager and its affiliates are able to provide using commercially reasonable efforts in a manner substantially similar in nature, quantity and quality to the manner in which such services have been historically performed pursuant to the Asset Management Agreement and services required to transition the foregoing in connection with either the closing of an NRE Change of Control (as defined in the Asset Management Agreement) or the completion of an Internalization. The Transition Agreement further provides that the Asset Manager Parent or its affiliates will enter into a customary voting agreement and vote its shares of the Company’s common stock in favor of an NRE Change of Control transaction approved by the board of directors of the Company.

Asset Management Agreement

On April 23, 2019, the Company and the Asset Manager entered into Amendment No. 2 to the Asset Management Agreement ("Amendment No. 2"), as amended by the Amendment, extending the date used in the definition of Triggering Date (as defined in the Amendment) from April 30, 2019 to June 30, 2019 to accommodate the ongoing strategic process as announced in the November 8, 2018 Form 8-K. Amendment No. 2 extends the time in which the Company has agreed to use commercially reasonable efforts, consistent with the fiduciary duties of the strategic review committee and the Company's board of directors, to enter into a definitive agreement providing for a NRE Change of Control.

Employee Transition Agreement:

As also contemplated by the Amendment, on April 22, 2019, the Company entered into an Employee Transition Agreement with the Asset Manager and the Asset Manager Parent (the “Employee Transition Agreement”). Pursuant to the terms of the Employee Transition Agreement, the parties agreed that certain employees of the Asset Manager and its affiliates would be available for hire by the Company or an acquirer of the Company from and after the termination of the Asset Management Agreement pursuant to the Amendment. The Employee Transition Agreement also (i) eliminates the Company’s obligation to reimburse the Asset Manager Parent for 50% of the cash severance payments payable to Mahbod Nia, the Chief Executive Officer of the Company, if his employment is terminated in connection with an NRE Change of Control, and reduces such reimbursement obligation from 50% to 25% of the cash severance payments payable to Mr. Nia if such termination of employment is in connection with an Internalization and (ii) addresses a number of other topics including, minimum 2018 annual cash bonuses, continuing compensation and cash severance payable by the Asset Manager or one of its affiliates to key personnel providing services to the Company, the structure and minimum amount of the 2018 annual equity compensation pool established by the Company under the Asset Management Agreement and the amendment of outstanding equity awards to address vesting upon an NRE Change of Control or termination of the Asset Management Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements are generally identifiable by use of forward looking terminology such as "may," "will," "should," "potential," "intend," "expect," "seek," "anticipate," "estimate," "believe," "could," "project," "predict," "hypothetical," "continue," "future" or other similar words or expressions. Forward looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward looking information. Such statements include, but are not limited to, the likelihood and timing of successfully completing the transactions described and the entry into further agreements among the parties,. Forward looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from those in the forward looking statements are specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and its other filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Europe

Date: April 26, 2019	By:	/s/ TREVOR K. ROSS
	Name:	Trevor K. Ross
	Title:	General Counsel and Secretary